                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 June 23 , 2000
                      (Date of the earliest event reported)



                              Laser Photonics, Inc.
                   -------------------------------------------
             (Exact name of Registrant as specified in its charter)




         Delaware                          0-11635               59-2858100
-----------------------------           -------------      --------------------
(State or other jurisdiction-           (Commission        (I.R.S. Employer
of incorporation)                       File Number)        Identification No.)


Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania          19087
-------------------------------------------------------------        --------
         (Address of principal executive offices)                    (Zip Code)

                                  610-971-9292
                                  ------------
               Registrant's telephone number, including area code

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-------    ----------------------------------------------

         As of June 23, 2000, Laser Photonics, Inc., a Delaware corporation (the "Company") engaged Arthur Andersen LLP, as the Company's independent public accountant. Prior to engaging Arthur Andersen LLP, neither the Company nor someone on its behalf consulted Arthur Andersen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Additionally, as no disagreements were reported between the Company and its former independent public accountant, as reported in the Company's Reports on Form 8-K, filed on May 9, 2000, and on Form 8-K/A, filed on May 11, 2000, Arthur Andersen LLP has not been consulted on any matter that was either the subject of a disagreement or a reportable event.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     LASER PHOTONICS, INC.



Dated:   June 27, 2000                               By: /s/ Dennis McGrath
                                                         -----------------------
                                                         Dennis McGrath
                                                         Chief Financial Officer

                                       3